STERLING CAPITAL FUNDS

Sterling Capital Behavioral Large Cap Value Equity Fund

Sterling Capital Behavioral Small Cap Value Equity Fund

Sterling Capital Special Opportunities Fund

Sterling Capital Equity Income Fund

Sterling Capital Mid Cap Relative Value Fund

Sterling Capital Real Estate Fund

Sterling Capital Small Cap Value Fund

Sterling Capital Ultra Short Bond Fund

Sterling Capital Short Duration Bond Fund

Sterling Capital Intermediate U.S. Government Fund

Sterling Capital Total Return Bond Fund

Sterling Capital Long Duration Corporate Bond Fund

Sterling Capital Quality Income Fund

Sterling Capital North Carolina Intermediate Tax-Free Fund

Sterling Capital South Carolina Intermediate Tax-Free Fund

Sterling Capital Virginia Intermediate Tax-Free Fund

Sterling Capital West Virginia Intermediate Tax-Free Fund

SUPPLEMENT DATED SEPTEMBER 1, 2026

TO THE STATEMENT OF ADDITIONAL INFORMATION OF THE FUNDS

DATED FEBRUARY 1, 2026, AS SUPPLEMENTED FROM TIME TO TIME

This Supplement provides new and additional information and supersedes any information to the contrary in the Statement of Additional Information (“SAI”) for each of the Sterling Capital Funds dated February 1, 2026, as may be supplemented from time to time.

At special meetings held during 2026, as of July 17, 2026 shareholders of each of Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Mid Cap Relative Value Fund, Sterling Capital Real Estate Fund, Sterling Capital Small Cap Value Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Long Duration Corporate Bond Fund, Sterling Capital Quality Income Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, and Sterling Capital West Virginia Intermediate Tax-Free Fund had approved the removal of each such Fund’s fundamental investment restriction(s) that restricted the Fund’s ability to engage in certain types of options and options-related transactions such as writing or purchasing either call options or put options. Accordingly, each fundamental investment restriction in the section of the SAI titled “Fundamental Investment Restrictions” that restricted a Fund’s ability to engage in certain types of options and options related transactions such as writing or purchasing either call options or put options is hereby deleted and removed effective immediately.

In addition, the third paragraph in the section of the SAI titled “Administrator” under “Management of Sterling Capital Funds” is hereby deleted and restated in its entirety as follows:

“Under the Administration Agreement for expenses assumed and services provided as administrator, the Administrator receives a fee, subject to each Fund’s unitary fee arrangement, from each series of the Sterling Capital Funds that is calculated based upon each series of the Sterling Capital Funds’ average net assets as well as the average net assets of the remaining series of Sterling Capital Funds. The fee shall be calculated at an annual rate of 0.091%, applicable to the first $3.5 billion of average net assets, at an annual rate of 0.075% of the next $1 billion of average net assets, at the annual rate of 0.06% of the next $1.5 billion of average net assets, and at the annual rate of 0.04% of average net assets in excess of $6 billion. The fee shall be computed daily and paid monthly. In addition to paying the Administrator the fees set forth in the Administration Agreement, the Fund shall also reimburse the Administrator for its reasonable out-of-pocket expenses, including but not limited to the travel and lodging expenses incurred by officers and employees of the Administrator in connection with attendance at Board meetings.”

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.